Exhibit 10.34.1

FIRST AMENDMENT TO
LICENSE AND PRODUCT DEVELOPMENT AGREEMENT

             THIS FIRST AMENDMENT TO LICENSE AND PRODUCT DEVELOPMENT AGREEMENT (the “First Amendment”) effective as of the 25th day of July, 2001, amends the License and Product Development Agreement, dated July 7, 1999 by and between NATIONAL DATA CORPORATION, INC., a Delaware corporation (“NDC”) and MEDSCAPE, INC. (“MEDSCAPE”).

W I T N E S S E T H:

             WHEREAS, NDC and MEDSCAPE executed the License and Product Development Agreement dated July 7, 1999 (the “Agreement”); and

             WHEREAS, the parties desire to amend certain of the terms of the Agreement, as more particularly set forth in herein.

             NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	In Article V, Web-Enabling of Other NDC Products, all references to “NDC Connect” and “NDC Assist” are deleted.

2.	Section 9.1 of Article IX, Preferred Partner Status, is deleted in its entirety.

3.	In Article X, Marketing, Promotion, Support, (i) all references to “NDC Connect” and “NDC Assist” are deleted, and (ii) the phrase “to other distributors of physician practice management software which market NDC’s EDI Services” shall be deleted from Section 10.1(b) and replaced with “as provided herein.”

4.	Sections 11.5 and 11.6 of Article XI are deleted in their entirety.

5.	Sections 14.3 and 14.4 of Article XIV, Confidentiality, Non-Compete, are deleted in their entirety.

6.	Section 8 (including Annex 2) of Exhibit 11.1 of the Agreement is deleted in its entirety.

7.	The provisions of the Agreement not specifically modified by this First Amendment shall remain unchanged and shall be in full force and effect.

             IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their duly authorized officers.

NATIONAL DATA CORPORATION, INC.

By:

Name:

Title:

MEDSCAPE, INC.

By:

Name:

Title: